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                                                                    EXHIBIT 10.7





                                                                       EXECUTION

                                 LOAN AGREEMENT

                                  May 15, 1996



PMC Capital, Inc.
17290 Preston Road
Dallas, Texas  75252

Ladies and Gentlemen:

         This Loan Agreement (this "Loan Agreement") will serve to set forth the terms of the financing transactions by and between PMC CAPITAL, INC., a Florida corporation ("Borrower"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank"):

         1. CREDIT FACILITY. Subject to the terms and conditions set forth in this Loan Agreement and the other agreements, instruments and documents evidencing, governing, and/or pertaining to the Loan, as hereinafter defined (collectively, together with this Loan Agreement, referred to hereinafter as the "Loan Documents"), Bank hereby agrees to lend to Borrower, on a revolving basis from time to time during the period commencing on the date hereof and continuing through the Maturity Date, such amounts as Borrower may request hereunder; provided, however, the total principal amount outstanding at any time shall not exceed $15,000,000 (the "Revolving Line of Credit").
Subject to the terms and conditions hereof, Borrower may borrow, repay and reborrow hereunder. The sums advanced under the Revolving Line of Credit shall be used for the funding of Commercial Loans by Borrower or any of its Subsidiaries. All advances under the Revolving Line of Credit shall be collectively called the "Loan". Any request by Borrower of an advance hereunder shall be received by Bank not later than 10:00 a.m., Dallas, Texas time, on the requested date of such advance. Each request by Borrower for an advance shall specify (i) the aggregate amount of such requested advance, and
(ii) the purpose for such advance if it is other than the funding of Commercial Loans, with such requests to be in the form attached hereto as Exhibit A. Any request for an advance received by Bank after 10:00 a.m., Dallas, Texas time will be deemed to be a request for Bank to advance funds on the next following Business Day.
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May 15, 1996
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         2.      PROMISSORY NOTE.  The Loan shall be evidenced by a promissory note (together with any renewals, extensions and increases thereof, the "Note") duly executed by Borrower and payable to the order of Bank, in the form attached hereto as Exhibit A. Interest on the Note shall accrue at the rate set forth therein. The principal of and interest on the Note shall be due and payable in accordance with the terms and conditions set forth in the Note and in this Loan Agreement.

         3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants, and upon each request for an advance under the Revolving Line of Credit further represents and warrants, to Bank as follows:

                 (a) Existence. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and all other states where qualification is required, and has all requisite power and authority to execute and deliver the Loan Documents.

                 (b) Binding Obligations. The execution, delivery, and performance of this Loan Agreement and all of the other Loan Documents by Borrower have been duly authorized by all necessary action by Borrower, and constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

                 (c) No Consent. The execution, delivery and performance of this Loan Agreement and the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, do not (i) conflict with, result in a violation of, or constitute a default under (A) any provision of its articles or certificate of incorporation or bylaws or any agreement or other instrument binding upon Borrower, or (B) any law, governmental regulation, court decree or order applicable to Borrower
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May 15, 1996
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         (including without limitation, the Investment Company Act of 1940, as amended), or (ii) require the consent, approval or authorization of any third party.

                 (d) Financial Condition. Each financial statement of Borrower supplied to the Bank truly discloses and fairly presents Borrower's Consolidated financial condition as of the date of each such statement. There has been no material adverse change in such financial condition or results of operations of Borrower subsequent to the date of the most recent financial statement supplied to the Bank.

                 (e) Litigation. There are no actions, suits or proceedings, pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any Subsidiary of Borrower or their properties, before any court or governmental department, commission or board, which, if determined adversely to Borrower or such Subsidiary, would have a material adverse effect on the financial condition, properties, or operations of Borrower.

                 (f) Taxes; Governmental Charges. Borrower has filed all federal, state and local tax reports and returns required by any law or regulation to be filed by it and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected.

         4. CONDITIONS PRECEDENT TO ADVANCES. Bank's obligation to make any advance under this Loan Agreement and the other Loan Documents shall be subject to the conditions precedent that, as of the date of such advance and after giving effect thereto (i) all representations and warranties made to Bank in this Loan Agreement and the other Loan Documents shall be true and correct, as of and as if made on such date, (ii) no material adverse change in the individual or Consolidated financial condition of Borrower since the effective date of the most recent financial statements furnished to Bank by Borrower shall have occurred and
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be continuing, (iii) no event has occurred and is continuing, or would result from the requested advance, which with notice or lapse of time, or both, would constitute an Event of Default, and (iv) Bank's receipt of all Loan Documents appropriately executed by Borrower and all other proper parties.

         5. AFFIRMATIVE COVENANTS. Until (i) the Note and all other obligations and liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii) Bank has no further commitment to lend hereunder, Borrower agrees and covenants that it will, unless Bank shall otherwise consent in writing:

                 (a) Accounts and Records. Maintain its books and records in accordance with generally accepted accounting principles.

                 (b) Right of Inspection. Permit Bank to visit its properties and installations and to examine, audit and make and take away copies or reproductions of Borrower's books and records, at all reasonable times. Such examinations, audits and preparation of copies will be paid by Bank.

                 (c) Right to Additional Information. Furnish Bank with such additional information and statements, lists of assets and liabilities, tax returns, and other reports with respect to Borrower's individual and Consolidated financial condition and business operations as Bank may request from time to time.

                 (d) Compliance with Laws. Conduct its business, and cause its Subsidiaries to conduct their businesses, in an orderly and efficient manner consistent with good business practices, and perform and comply with all statutes (including without limitation, the Investment Company Act of 1940, as amended), rules, regulations and/or ordinances imposed by any governmental unit upon Borrower, its Subsidiaries, their businesses, operations and properties (including without limitation, all applicable environmental statutes, rules, regulations and ordinances).
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May 15, 1996
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                 (e)      Taxes.  Pay and discharge when due all of its
         indebtedness and obligations, including without limitation, all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower, its Subsidiaries or their properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's or any of its Subsidiaries' properties, income, or profits; provided, however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (i) the legality of the same shall be contested in good faith by appropriate judicial, administrative or other legal proceedings, and (ii) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien or claim in accordance with generally accepted accounting principles, consistently applied.

                 (f) Insurance. Maintain insurance with respect to its properties and business against such contingencies and casualties, of such types (including fire and casualty, public liability, larceny, embezzlement, and other criminal misappropriation insurance) and in such amounts and with such carriers as are acceptable to Bank.

                 (g) Notice of Indebtedness. Promptly inform Bank of the creation, incurrence or assumption by Borrower of any actual or contingent liabilities not permitted under this Loan Agreement.

                 (h) Notice of Litigation. Promptly after the commencement thereof, notify Bank of all actions, suits and proceedings before any court or any governmental department, commission or board affecting Borrower, any of its Subsidiaries or any of their properties in which an adverse decision could have a material adverse effect upon Borrower's individual or Consolidated financial conditions, businesses or operations.
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May 15, 1996
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                 (i)      Notice of Material Adverse Change.  Promptly inform
         Bank of (i) any and all material adverse changes in Borrower's individual or Consolidated financial condition, and (ii) all claims made against Borrower or any of its Subsidiaries which could materially affect the individual or Consolidated financial condition of Borrower.

                 (j) Additional Documentation. Execute and deliver, or cause to be executed and delivered, any and all other agreements, instruments or documents which Bank may reasonably request in order to give effect to the transactions contemplated under this Loan Agreement and the other Loan Documents.

                 (k) Repayment of Intercompany Debt. Cause each of its Subsidiaries to apply all net proceeds from the sale of any Commercial Loan to indebtedness then owed by such Subsidiary to Borrower, provided that said repayment is not in conflict with any statutes, rules and/or regulations imposed by any governmental unit upon Borrower.

         6. NEGATIVE COVENANTS. Until (i) the Note and all other obligations and liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Bank has no further commitment to lend hereunder, Borrower will not, without the prior written consent of Bank:

                 (a) Nature of Business. Make any material change in the nature of its business as carried on as of the date hereof.

                 (b) Indebtedness. Create, incur or assume any indebtedness for borrowed money or issue or assume any other note, debenture, bond or other evidences of indebtedness, or guarantee any such indebtedness or such evidences of indebtedness of others, other than (i) borrowings from Bank, and (ii) borrowings outstanding on the date hereof and disclosed in writing to Bank.
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May 15, 1996
Page 7




                 (c) Liquidations, Mergers, Consolidations. Liquidate, merge or consolidate with or into any other entity.

                 (d) Liens. Create or incur any lien or encumbrance on any of its assets, other than (i) liens and security interest securing indebtedness owing to Bank, (ii) liens for taxes, assessments or similar charges which are (1) not yet due or (2) being contested in good faith by appropriate proceedings and for which Borrower has established adequate reserves, and (iii) liens and security interest existing as of the date hereof which have been disclosed to and approved by the Bank in writing.

                 (e) Transfer of Ownership. Permit the sale or other disposition of all or substantially all of the outstanding capital stock or property of Borrower.

                 (f) Transactions with Affiliates. Enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate (as hereinafter defined) of Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable to Borrower than would be obtained in a comparable arm's-length transaction with a person or entity not an Affiliate of Borrower.

         7. FINANCIAL COVENANTS. Until (i) the Note and all other obligations and liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Bank has no further commitment to lend hereunder, Borrower will maintain the following financial covenants:

                 (a) Net Worth. Borrower will maintain, at all times, Net Worth of not less than $63,000,000.

                 (b) Liabilities/Net Worth. Borrower will maintain, at all times, a ratio of (i) total liabilities to (ii) Net Worth of not greater than 2.0 to 1.0.
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May 15, 1996
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                 (c)      Maximum Delinquencies.  Borrower will maintain, at
         all times, a Delinquency Ratio (expressed as a percentage) not in excess of nine percent (9%). The Delinquency Ratio shall be computed by dividing (i) the aggregate outstanding principal amount of Delinquent Loans owned by Borrower and its Subsidiaries by (ii) the sum of (x) the aggregate outstanding principal amount of Commercial Loans owned by Borrower and its Subsidiaries plus (y) assets acquired by Borrower and its Subsidiaries in satisfaction of debt, including any assets acquired through foreclosure, by deed-in-lieu of foreclosure, liquidation or other similar actions.

                 (d) Asset Coverage Ratio. Borrower will maintain, at all times, an Asset Coverage Ratio of not less than 1.75 to 1.0. "Asset Coverage Ratio" means the ratio of (i) Borrower's cash and cash equivalents plus the aggregate outstanding principal balance of Performing Commercial Loans then owned by Borrower or its Subsidiaries less the aggregate outstanding amount of "B pieces" to (ii) the outstanding principal amount of Senior Debt. The Asset Coverage Ratio shall be calculated on a Consolidated basis.

                 (e) Maximum Net Charge-offs. Borrower will maintain, as of the end of each fiscal year, a Maximum Net Charge-Offs Ratio (expressed as a percentage) of not greater than 2%. The Maximum Net Charge-Offs Ratio shall be computed by dividing (i) the sum of (x) the Net Amount of Charge-Offs plus (y) the change in unrealized depreciation and amortization on Borrower's investments during such fiscal year by (ii) the average of the outstanding principal balance of the Commercial Loans owned by Borrower and its Subsidiaries during such fiscal year.

         8. REPORTING REQUIREMENTS. Until (i) the Note and all other obligations and liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Bank has no further commitment to lend hereunder, Borrower will, unless Bank shall otherwise consent in writing, furnish to Bank:
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                 (a)      SEC Filings.  As soon as available, and in any event
         (i) within sixty days after the end of each of the first three fiscal quarters of Borrower, a copy of Borrower's 10-Q, (ii) within 120 days after the end of each fiscal year of Borrower, a copy of Borrower's 10-K, and (iii) promptly upon their becoming available, copies of all registration statements, other periodic reports and statements and schedules filed by Borrower with any securities exchange, the Securities and Exchange Commission or any similar governmental authority.

                 (b) Annual Financial Statements. As soon as available and in any event within 120 days after the end of each fiscal year of Borrower, a Consolidated and consolidating balance sheet and income statement of Borrower as of the end of such fiscal year, in each case audited by independent public accountants of recognized standing acceptable to Bank.

                 (c) Compliance Certificate. A certificate signed by the president, chief financial officer or executive vice president of Borrower, within 60 days after the end of each fiscal quarter, stating that Borrower is in full compliance with all of its obligations under this Loan Agreement and all other Loan Documents and is not in default of any term or provisions hereof or thereof, and demonstrating compliance with all financial ratios and covenants set forth in this Loan Agreement.

         9. EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default" under this Loan Agreement:

                 (a) The failure, refusal or neglect of Borrower to pay when due any part of the principal of, or interest on, the Note or any other indebtedness or obligations owing to Bank by Borrower from time to time and such failure continues for a period of fifteen (15) days after notice of such failure is given by Lender to Borrower.
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                 (b)      The failure of Borrower to timely and properly
         observe, keep or perform any covenant, agreement, warranty or condition required herein or in any of the other Loan Documents and such failure remains unremedied for a period of fifteen (15) days after notice of such failure is given by Lender to Borrower.

                 (c) The occurrence of an event of default under any of the other Loan Documents or under any other agreement now existing or hereafter arising between Bank and Borrower.

                 (d) Any representation contained herein or in any of the other Loan Documents made by Borrower is false or misleading in any material respect and remains unremedied after notice is given by Lender to Borrower.

                 (e) The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower to any third party under any agreement or understanding.

                 (f) If Borrower: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not
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         dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable
         Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

                 (g) The liquidation, dissolution, merger or consolidation of Borrower.

                 (h) The entry of any judgment against Borrower or the issuance or entry of any attachment or other lien against any of the property of Borrower for an amount in excess of $200,000, if undischarged, unbonded or undismissed within thirty (30) days after such entry.

                 (i) Either Lance Rosemore ceases to hold the position of Chief Executive Officer or Andrew Rosemore ceases to hold the position of Chief Operating Officer.

Nothing contained in this Loan Agreement shall be construed to limit the events of default enumerated in any of the other Loan Documents and all such events of default shall be cumulative.

         10. REMEDIES. Upon the occurrence of any one or more of the foregoing Events of Default, (a) the entire unpaid balance of principal of the Note, together with all accrued but unpaid interest thereon, and all other indebtedness owing to Bank by Borrower at such time shall, at the option of Bank, become immediately due and payable without further notice, demand, presentation, notice of dishonor, notice of intent to accelerate, notice of acceleration, protest or notice of protest of any kind, all of which are expressly waived by Borrower, and (b) Bank may, at its option, cease further advances under the Note; provided, however, concurrently and automatically with the occurrence of an Event of Default under subparagraph (f) in the immediately
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preceding paragraph (i) further advances under the Note shall cease, and (ii)
the Note and all other indebtedness owing to Bank by Borrower at such time shall, without any action by Bank, become due and payable, without further notice, demand, presentation, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or notice of protest of any kind, all of which are expressly waived by Borrower. All rights and remedies of Bank set forth in this Loan Agreement and in any of the other Loan Documents may also be exercised by Bank, at its option to be exercised in its sole discretion, upon the occurrence of an Event of Default.

         11. DEFINITIONS. For purposes of this Loan Agreement, the following terms have the meanings given below:

                 "Affiliate" means any individual or entity directly or indirectly controlling, controlled by, or under common control with, another individual or entity.

                 "B pieces" means that portion of Commercial Loans retained by Borrower or its Subsidiaries out of Commercial Loans sold under an asset securitization.

                 "Commercial Loans" means loans made by Borrower or any of its Subsidiaries to any person other than an Affiliate of Borrower for business or commercial purposes and not for family, consumer or household use, which loans are secured by real property or personal property.

                 "Consolidated" refers to the consolidation of any person or entity, in accordance with generally accepted accounting principles, with its properly consolidated subsidiaries.

                 "Delinquent Loans" means, at any time, the sum of (x) the aggregate unpaid principal amount of Commercial Loans owned by Borrower or any of its Subsidiaries which are thirty-one (31) or more days delinquent (whether under the initial payment plan or a modified payment plan established pursuant to a workout) plus (y) assets acquired in
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         satisfaction of debt, including any assets acquired through foreclosure, by deed-in-lieu of foreclosure, liquidation or other similar actions, plus (z) Commercial Loans then subject to any legal suit, arbitration proceeding or other similar action or proceeding.

                 "Maturity Date" means May 15, 1998.

                 "Net Amount of Charge-Offs" means, for any fiscal year, the aggregate amount of Commercial Loans charged-off (without reduction) by Borrower or its Subsidiaries during such fiscal year minus the aggregate amount of Commercial Loans previously charged-off by Borrower or its Subsidiaries that is recovered during such fiscal year.

                 "Net Worth" means with respect to Borrower, as of any date, Borrower's total assets less total liabilities.

                 "Performing Commercial Loans" means a Commercial Loan with respect to which (i) no payment of principal or interest is thirty-one
         (31) days or more past due (whether under the initial payment plan or a modified payment plan established pursuant to a workout), and (ii) there is no claim of fraud in connection with the origination of such Commercial Loan.

                 "Senior Debt" means (i) the Loan, (ii) all obligations of Borrower issued to certain insurance companies per attached Schedule 1, (iii) all other obligations of Borrower for borrowed money and (iv) all liabilities of Borrower under any guarantee or endorsement of the type of debt described in the immediately preceding clause (iii).

                 "Subsidiary" means, with respect to any person or entity, any corporation, association, partnership, joint venture or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such person or entity.
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         12.     RIGHTS CUMULATIVE.  All rights of Bank under the terms of this
Loan Agreement shall be cumulative of, and in addition to, the rights of Bank under any and all other agreements between Borrower and Bank (including, but not limited to, the other Loan Documents), and not in substitution or diminution of any rights now or hereafter held by Bank under the terms of any other agreement.

         13. WAIVER AND AGREEMENT. Neither the failure nor any delay on the part of Bank to exercise any right, power or privilege herein or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision in this Loan Agreement or in any of the other Loan Documents and no departure by Borrower therefrom shall be effective unless the same shall bein writing and signed by Bank, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. No modification or amendment to this Loan Agreement or to any of the other Loan Documents shall be valid or effective unless the same is signed by the party against whom it is sought to be enforced.

         14. BENEFITS. This Loan Agreement shall be binding upon and inure to the benefit of Bank and Borrower, and their respective successors and assigns, provided, however, that Borrower may not, without the prior written consent of Bank, assign any rights, powers, duties or obligations under this Loan Agreement or any of the other Loan Documents.

         15. NOTICES. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof and shall be deemed to have been received either, in the case of personal delivery, as of the time of personal delivery, in the
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case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

         16. CONSTRUCTION. This Loan Agreement and the other Loan Documents have been executed and delivered in the State of Texas, shall be governed by and construed in accordance with the laws of the State of Texas, and shall be performable by the parties hereto in the county in Texas where the Bank's address set forth on the signature page hereof is located.

         17. INVALID PROVISIONS. If any provision of this Loan Agreement or any of the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Loan Agreement or any of the other Loan Documents shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

         18. EXPENSES. Borrower shall pay all costs and expenses (including, without limitation, reasonable attorneys' fees) in connection with
(i) the preparation, negotiation and execution of this Loan Agreement and the other Loan Documents, which costs and expenses shall not exceed $5,000, (ii) any action required in the course of administration of the indebtedness and obligations evidenced by the Loan Documents, and (iii) any action in the enforcement of Bank's rights upon the occurrence of Event of Default.

         19. PARTICIPATION OF THE LOAN. Borrower agrees that Bank may, at its option, sell interests in the Loan and its rights under this Loan Agreement to a financial institution or institutions and, in connection with each such sale, Bank may
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disclose any financial and other information available to Bank concerning
Borrower to each perspective purchaser.

         20. ENTIRE AGREEMENT. This Loan Agreement (together with the other Loan Documents) contains the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding same.

         21. CONFLICTS. In the event any term or provision hereof is inconsistent with or conflicts with any provision of the other Loan Documents, the terms and provisions contained in this Loan Agreement shall be controlling.

         22. COUNTERPARTS. This Loan Agreement may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same instrument.

         23. RENEWAL AND EXTENSION. On or before April 15th of each calendar year which occurs prior to the Maturity Date (as the same may have been extended hereunder) but no sooner than thirty (30) days preceding such date, Borrower may submit a request to Bank to extend the Maturity Date for an additional calendar year (e.g., Borrower may submit, between March 15, 1997 and April 15, 1997, the first of such requests to extend the Maturity Date to May 15, 1999, being one year after the original Maturity Date), by delivering to Bank a written request to extend the Maturity Date. Bank may decline to grant such extension for any reason in its sole and absolute discretion. IF BANK DECLINES TO EXTEND THE MATURITY DATE, BORROWER SHALL BE REQUIRED TO REPAY THE ENTIRE PRINCIPAL BALANCE OF THE OBLIGATIONS AND ALL ACCRUED UNPAID INTEREST ON THE MATURITY DATE AS THE SAME MAY PREVIOUSLY HAVE BEEN EXTENDED IN ACCORDANCE HEREWITH. BANK IS UNDER NO OBLIGATION TO EXTEND OR REFINANCE THE LOAN AT THAT TIME. IF BANK AGREES TO EXTEND THE LOAN, BANK MAY, IN ITS SOLE DISCRETION, SPECIFY THE CONDITIONS APPLICABLE TO SUCH EXTENSION WHICH MAY INCLUDE, WITHOUT LIMITATION, THE DELIVERY TO BANK OF SUCH DOCUMENTS, INSTRUMENTS AND ASSURANCES AS BANK MAY DEEM NECESSARY OR APPROPRIATE TO EVIDENCE SUCH EXTENSION.

PMC Capital, Inc.
May 15, 1996
Page 17




         If the foregoing correctly sets forth our mutual agreement, please so acknowledge by signing and returning this Loan Agreement to the undersigned.

                                         Very truly yours,

                                         BANK ONE, TEXAS, N.A.



                                         By: \s\
                                            --------------------------------
                                            David L. Perdue
                                            Senior Vice President

                                         Bank's Address:
                                         1717 Main Street, 3rd Floor
                                         Dallas, Texas  75201


ACCEPTED as of the date first
written above.

BORROWER:                                       Borrower's Address:


PMC CAPITAL, INC.                               17290 Preston Road
                                                Dallas, Texas  75252


By: \s\
   --------------------------------
   Lance B. Rosemore
   President and CEO

                                                                       EXHIBIT A

                              REQUEST FOR ADVANCE


         Reference is made to that certain Loan Agreement dated as of May 15, 1996 (as from time to time amended, the "Agreement"), by and between PMC CAPITAL, INC. ("Borrower"), and BANK ONE, TEXAS, N.A. ("Bank"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement. Pursuant to the terms of the Agreement Borrower hereby requests Bank to make an advance to Borrower in the principal amount of $__________ and specifies ____________, 19__, as the date Borrower desires for Bank to make such advance and to deliver to Borrower the proceeds thereof.

         To induce Bank to make such advance Borrower hereby represents, warrants, acknowledges, and agrees that:

                 (a) The officer of Borrower signing this instrument is the duly elected, qualified and acting officer as indicated below such officer's signature hereto having all necessary authority to act for Borrower in making the request herein contained.

                 (b) The representations and warranties of Borrower set forth in the Agreement and the other Loan Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

                 (c) There does not exist on the date hereof any condition or event which constitutes an Event of Default which has not been waived in writing of the Agreement; nor will any such Event of Default exist upon Borrower's receipt and application of the advance requested hereby. Borrower will use the advance hereby requested for the funding of Commercial Loans.

                 (d) Except to the extent waived in writing, Borrower has performed and complied with all agreements and conditions in the Agreement required to be performed or complied with by Borrower on or prior to the date hereof, and each of the conditions precedent to advances contained in the Agreement remains satisfied.

                 (e) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises or by any course of dealing. The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

         The officer signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgements, and agreements of Borrower are true, correct and complete.

         IN WITNESS WHEREOF, this instrument is executed as of ____________, 1996.

                                        PMC CAPITAL, INC.



                                        By:
                                           ---------------------------
                                           Name:
                                           Title:





                                      -2-